UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2000
                                                -------------------------------
                               DT INDUSTRIES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                   0-23400                44-0537828
------------------------------------ ----------------------- ------------------
   (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)                File Number)        Identification No.)


1949 East Sunshine, Suite 2-300, Springfield, Missouri            65804
------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code(417) 890-0102
                                                  -----------------------------


                                 Not applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On August 23, 2000, the Company issued a press release announcing an investigation regarding an overstatement of certain asset accounts at Kalish Inc., the Company's wholly-owned subsidiary in Montreal, Canada; the hiring of Brown, Gibbons, Lang & Company to explore the possible divestiture of one or more business units with the aim of reducing the Company's debt; and the resignation of Bruce P. Erdel, Senior Vice President-Finance and Administration. A copy of the press release announcing these events is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      EXHIBITS.  The following exhibits are filed herewith:

         99.1              Press Release dated August 23, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 24, 2000


                                        DT INDUSTRIES, INC.
                                        By:/s/ Stephen J. Gore
                                           -----------------------------
                                           Steven J. Gore
                                           President and Chief Executive Officer